UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 ☒  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2018

Commission File Number: 001-31261

AMANASU TECHNO HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	98-031508
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

224 Fifth Avenue, Suite D144 New York, NY 10022
(Address of principal executive offices)

(604) 790-8799
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Paritz and Company, P.A. Acquired by Prager Metis CPA’s LLC

(i) Paritz & Company, P.A. ("Paritz"), the independent registered public accounting firm of Amanasu Techno Holdings Corporation, (the "Company"), announced effective October 9, 2018, that Paritz was acquired by a new auditing firm, Prager Metis CPA’s LLC (“Prager”), and that all of the employees and partners of Paritz were joining Prager.

 (ii) As a result, effective October 9, 2018, Paritz resigned as the Company's independent registered public accounting firm. TheCompany's Board of Directors engaged Prager to serve as the Company's independent registered public accounting firm effectiveOctober 9, 2018.

 (iii) The reports of Paritz on the financial statements of the Company as of and for the fiscal years ended December 31, 2017 and 2016contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, oraccounting principles, except that the audit reports on the financial statements of the Company for the years ended December 31,2017 and 2016 contained a modification expressing substantial doubt regarding the Company’s ability to continue as a going concern.

(iv) During the Company's fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

 (v) During the Company's fiscal years ended December 31, 2017 and 2106, and the subsequent interim period from January 1, 2018 tothe date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi) During the Company's fiscal years December 31, 2017 and 2016, and the subsequent interim period from January 1, 2018 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

   (vii) The Company has provided Paritz with a copy of the disclosures in this report and has requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Paritz & Company, P.A., dated October 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused his report to be signed on its behalf by the undersigned thereunto duly authorized.

Amanasu Techno Holdings Corporation

Date: October 12, 2018	By:	/s/ Atsushi Maki
Atsushi Maki
Chief Executive Officer
Chief Financial Officer
Chief Accounting Officer

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